SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 (Amendment #1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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Date of Report: August 8, 2003 (Date of the Earliest Event Reported: August 5, 2003)

                            ICN Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                                1-11397                              33-0628076
              --------                                -------                              ----------
   (State or other jurisdiction of                  (Commission                         (I.R.S. Employer
   incorporation or organization)                   file number)                        Identification No.)

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                               3300 Hyland Avenue
                          Costa Mesa, California 92626
               (Address of principal executive offices) (Zip code)

                                 (714) 545-0100
                             (Registrant's telephone
                           number, including area code)



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The Company is amending its Current  Report on Form 8-K filed on August 5, 2003, as follows:

Item 7. Financial Statements and Exhibits

The Company is furnishing additional financial information as Exhibit 99.2 to the Current Report.

(c) Exhibits

         Exhibit No.                Description
            99.2                    Additional Financial Data

Item 9. Regulation FD Disclosure

The Company is furnishing additional financial information in Exhibit 99.2.

Item 12. Results of Operations and Financial Condition

On August 5, 2003, the Company furnished certain information in a press release attached as Exhibit 99.1 to a Current Report on Form 8-K. The information was furnished pursuant to Item 12 of Form 8-K, but appeared under the caption for "Item 9. Regulation FD Disclosure." The information should have been under the caption for "Item 12. Results of Operations and Financial Condition."

Table 2 attached to the press release included certain information regarding the Company's income from continuing operations (and diluted earnings per share from continuing operations) for the three and six months ended June 30, 2002, excluding certain non-recurring items specifically described in such table. The Company believes that excluding these non-recurring items from income from continuing operations provides a more meaningful basis for comparing the Company's results from those periods to the comparable periods in 2003, which did not include those items.

Table 4 attached to the press release also included certain information regarding the impact of foreign currency fluctuations on specialty pharmaceutical revenues and operating income for the three and six months ended June 30, 2003. The Company routinely evaluates the impact that currency fluctuations have on its revenues and operating income because the Company believes it provides a more meaningful basis for comparing actual local currency revenue performance between different periods.

The Company is also furnishing additional financial information in Exhibit 99.2.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, ICN Pharmaceuticals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2003                       ICN PHARMACEUTICALS, INC.

                                           /s/ Robert W. O'Leary
                                           Chairman and Chief Executive Officer



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                                                                                           Exhibit 99.2

                           Additional Financial Data


Consolidated Condensed Statement of Gross Profit on Product Sales for the three and six months ended
June 30, 2003 and 2002: (in thousands)

                                                 Three Months Ended              Six Months Ended
                                                      June 30,                       June 30,
                                            ----------------------------   ----------------------------
                                                 2003          2002             2003           2002
                                            ----------------------------   ----------------------------

    North America                           $      20,106 $      16,023     $      30,305 $      52,185
    Latin America                                  24,014        24,055            43,245        45,224
    Europe                                         32,862        30,419            66,456        58,663
    AAA                                             6,252         6,959            12,494        13,153
                                            ------------- -------------     ------------- -------------
        Total pharmaceuticals               $      83,235 $      77,456     $     152,499 $     169,225
                                            ============= =============     ============= =============
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